LAZARD GLOBAL HIGH YIELD PORTFOLIO
c/o The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112

Notice of Special Meeting of Shareholders

Dear Shareholder:

           The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved a proposal to exchange the assets, and assume the liabilities, of Lazard Global High Yield Portfolio ("Global High Yield Portfolio"), attributable to its Institutional Shares and Open Shares, for Institutional Shares and Open Shares, respectively, of Lazard High Yield Portfolio ("High Yield Portfolio"), each a series of the Fund. Promptly thereafter, Global High Yield Portfolio will distribute pro rata High Yield Portfolio shares received in the exchange (the "Exchange") to its shareholders. Thus, each shareholder of Global High Yield Portfolio will receive a number of Institutional Shares or Open Shares of High Yield Portfolio (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Institutional or Open Shares, respectively, of Global High Yield Portfolio as of the date of the Exchange. The Exchange will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the Exchange. The Fund's Board believes that the Exchange will permit shareholders of Global High Yield Portfolio to pursue similar investment goals in a larger fund that has a lower expense ratio. A description of the proposal is contained in the attached Prospectus/Proxy Statement, which you are encouraged to read carefully.

           A Special Meeting of Shareholders of Global High Yield Portfolio will be held at the offices of the Fund, 30 Rockefeller Plaza, 59th Floor, Conference Room 59A, New York, New York, on Friday, July 30, 2004 at 10:00 a.m. to consider the proposal and transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof. You may vote by completing, dating, signing and returning the enclosed proxy. A self-addressed, postage-paid envelope has been enclosed for your convenience. The Exchange is expected to occur after the close of business on July 30, 2004 or shortly thereafter. If you have any questions about the proposed Exchange, please call 1-800-823-6300.

By order of the Board of Directors, Nathan A. Paul Secretary, The Lazard Funds, Inc.

June 30, 2004

WE NEED YOUR PROXY VOTE IMMEDIATELY

           A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE PORTFOLIO WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER PORTFOLIO SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

PROSPECTUS/PROXY STATEMENT

INTRODUCTION

           This Prospectus/Proxy Statement is furnished by the Board of Directors (the "Board") of The Lazard Funds, Inc. (the "Fund"), an open-end management investment company, in connection with a proposed exchange of the assets and assumption of the liabilities, of Lazard Global High Yield Portfolio ("Global High Yield Portfolio"), for shares of Lazard High Yield Portfolio ("High Yield Portfolio" and, together with Global High Yield Portfolio, the "Portfolios"), each a diversified series of the Fund, as further described in this Prospectus/Proxy Statement (the "Exchange").

           A Special Meeting of Shareholders of Global High Yield Portfolio will be held at the offices of the Fund, 30 Rockefeller Plaza, 59th Floor, Conference Room 59A, New York, New York 10112, on Friday, July 30, 2004 at 10:00 a.m. to consider the proposed Exchange. The Exchange is expected to occur after the close of business on July 30, 2004 or shortly thereafter (the "Closing Date").

           This Prospectus/Proxy Statement will be mailed to Global High Yield Portfolio's shareholders on or about June 30, 2004 to shareholders of record as of the close of business on June 24, 2004. This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Portfolios that you should know before voting on the proposal or investing in High Yield Portfolio.

           High Yield Portfolio's Prospectus dated May 1, 2004 accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of Global High Yield Portfolio's most-recent Prospectus and Annual Report for the fiscal year ended December 31, 2003, please write to the Fund at its principal executive offices, located at 30 Rockefeller Plaza, New York, New York 10112, or call 1-800-823-6300.

           A Statement of Additional Information, dated May 1, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Portfolios which you can access for free. For a free copy of the Statement of Additional Information, write to the Fund at its principal executive offices, located at 30 Rockefeller Plaza, New York, New York 10112, or call 1-800-823-6300.

           Shareholders are entitled to one vote for each share of common stock of Global High Yield Portfolio, par value $0.001 per share, held and fractional votes for each fractional share held.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus/Proxy Statement or determined whether this Prospectus/Proxy Statement is truthful or complete. Anyone who tells you otherwise is committing a crime.

An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program and involves certain risks, including the possible loss of principal.

Table of Contents

Summary and Information About the Portfolios	4

Reasons for the Exchange	12

Information About the Exchange	13

Additional Information About Each Portfolio	16

Voting Information	20

Financial Statements and Experts	20

Other Matters	21

Notice to Banks, Broker/Dealers and Their Nominees	21

Appendix A: Plan of Reorganization	A-1

Appendix B: Articles of Amendment	B-1

SUMMARY AND INFORMATION ABOUT THE PORTFOLIOS

           Each Portfolio has the same investment adviser, distributor and investment objective. The Portfolios also have similar management policies. The substantive differences between Global High Yield Portfolio and High Yield Portfolio are set forth in this Prospectus/Proxy Statement.

           High Yield Portfolio's Prospectus dated May 1, 2004 and the Fund's Annual Report for the fiscal year ended December 31, 2003, including each Portfolio's audited financial statements and the Fund management's discussion of each Portfolio's performance for the fiscal year, accompany this Prospectus/Proxy Statement. The Portfolios' Prospectuses and such financial statements and discussions, as they pertain to the Portfolios, are incorporated herein by reference.

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Portfolios' Prospectuses and the Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A (the "Plan").

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Plan. The Plan provides that, subject to the approval of a majority of the outstanding voting securities of Global High Yield Portfolio, Global High Yield Portfolio will transfer to High Yield Portfolio all of its assets and liabilities, attributable to its Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of High Yield Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Institutional Shares and Open Shares, respectively, of Global High Yield Portfolio as of the Closing Date. Global High Yield Portfolio will distribute such High Yield Portfolio shares among its shareholders. Each Institutional and Open shareholder of Global High Yield Portfolio will receive shares (or fractions thereof) of the corresponding class of High Yield Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Institutional Shares or Open Shares of Global High Yield Portfolio as of the Closing Date. Contemporaneously therewith, upon the effectiveness of the Charter amendment described herein, Global High Yield Portfolio will be terminated as a series of the Fund and its Institutional Shares and Open Shares will be reclassified as Institutional Shares and Open Shares, respectively, of High Yield Portfolio having the aggregate net asset value described above.

           As a result of the Exchange, each shareholder will cease to be a shareholder of Global High Yield Portfolio and will become a shareholder of High Yield Portfolio as of the close of business on the Closing Date.

           The Fund's Board has concluded unanimously that the Exchange would be in the best interests of Global High Yield Portfolio and its shareholders and that the interests of existing shareholders of Global High Yield Portfolio would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. The Exchange is designed to qualify, for federal income tax purposes, as a tax-free reorganization. As a condition to the closing of the Exchange, each Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by Global High Yield Portfolio shareholders as a result of the Exchange, (2) the holding period and aggregate tax basis of High Yield Portfolio shares received by a Global High Yield Portfolio shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Global High Yield Portfolio shares, and (3) the holding period and tax basis of Global High Yield Portfolio's assets transferred to High Yield Portfolio as a result of the Exchange will be the same as the holding period and tax basis of such assets held by Global High Yield Portfolio immediately prior to the Exchange. See "Information about the Exchange—Federal Income Tax Consequences."

           Comparison of the Portfolios. The following discussion is qualified by the more complete information in the Portfolios' Prospectuses.

           Management Policies. Each Portfolio is a separate diversified series of the Fund, an open-end, management investment company, and is advised by Lazard Asset Management LLC (the "Investment Manager"). However, Global High Yield Portfolio invests primarily in both high-yielding U.S. and non-U.S. corporate fixed-income securities, while High Yield Portfolio invests primarily in U.S. corporate fixed-income securities, but may invest up to 20% of its assets in securities of non-U.S. issuers.

           Each Portfolio has the same investment objective, which is to seek total return from a combination of capital appreciation and current income. The management policies of the Portfolios are similar in that each Portfolio seeks to achieve its investment objective by investing primarily in high-yielding corporate fixed-income securities which, at the time of purchase, are rated below investment grade (lower than Baa by Moody's Investor Services, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services ("S&P")) ("junk bonds"). While each Portfolio's emphasis is currently on high-yielding corporate bonds, each may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Global High Yield Portfolio also may invest in emerging markets securities, structured notes and American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly. High Yield Portfolio may invest, to a limited extent, in companies in, or governments of, emerging market countries.

           Under normal circumstances, each Portfolio invests at least 80% of its assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. The percentages of Global High Yield Portfolio's geographic weights may shift from time to time based on the Investment Manager's judgment. Global High Yield Portfolio may invest in securities with various maturities and durations, although the Portfolio's effective duration is expected to be up to five years. Each Portfolio also may engage in foreign currency transactions to increase returns. Each Portfolio may engage, to a limited extent, in various other investment techniques, such as lending portfolio securities. High Yield Portfolio may invest in fixed-income securities without regard to their maturity, but the Portfolio's average weighted maturity is expected to range between two and ten years.

           Under adverse market conditions, each Portfolio may invest some or all of its assets in money market securities. A Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

           Investment Restrictions. The following is a comparison of the Portfolios' investment restrictions, although none of the differences noted has any material effect on the management of the Portfolios.

           High Yield Portfolio may invest in securities issued by investment companies to the extent permitted by the 1940 Act (currently 10% of the Portfolio's total assets in securities of other investment companies, 5% of the Portfolio's total assets in the securities of any one investment company and 3% of the total voting stock of any one investment company), while Global High Yield Portfolio may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. Global High Yield Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, whereas High Yield Portfolio may invest up to 15% of the value of its net assets in such investments. Each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes to the extent permitted under the 1940 Act (currently no more than 33-1/3% of total assets). In addition, High Yield Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act, although it has not done so in the past and has no current intention of doing so. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions up to 33-1/3% of the value of its total assets. Each Portfolio may purchase or sell foreign currency forward contracts and purchase and sell options on foreign currencies, and High Yield Portfolio may engage in futures transactions and certain other types of derivatives. Each Portfolio limits investments in securities of issuers conducting their principal business activity in the same industry to less than 25% of the current value of its total assets.

           Risk Factors. Each Portfolio is subject to the same investment risks, although Global High Yield Portfolio's ability to invest a greater percentage of its assets in foreign securities means that Global High Yield Portfolio is more subject to the special foreign securities risks described below to the extent it does so. Each Portfolio invests primarily in bonds and other fixed-income securities that are rated below investment grade at the time of purchase. While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. Each Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

           Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent a Portfolio invests in companies in emerging market countries it is exposed to additional volatility. A Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

           Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

           Each Portfolio also may engage in foreign currency transactions to increase returns or for hedging purposes. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

           See each Portfolio's "Investment Objective, Strategies, Risk/Return and Expenses—Principal Investment Strategies, Principal Investment Risks" section in the Portfolios' Prospectuses for a further description of management policies and investment risks.

           Temporary Suspension of Certain of Global High Yield Portfolio's Investment Restrictions. Because certain of Global High Yield Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Exchange in the manner contemplated in the Plan, Global High Yield Portfolio shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict Global High Yield Portfolio's ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Portfolio's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Portfolio to the extent necessary to permit the consummation of the Exchange. The temporary suspension of Global High Yield Portfolio's investment restrictions will not affect the investment restrictions of the High Yield Portfolio. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

           Fees and Expenses. The following information concerning fees and expenses is derived from information set forth for each Portfolio under the caption "Investment Objective, Strategies, Risk/Return and Expenses" in the Portfolios' Prospectuses. Annual Portfolio Operating Expenses set forth below are for the Fund's fiscal year ended December 31, 2003. Annual Portfolio Operating Expenses for High Yield Portfolio for the Portfolio's fiscal year ended December 31, 2003 have been restated to reflect its management fees as reduced as of January 1, 2004. The "Pro Forma After Exchange – High Yield Portfolio" column illustrates the expenses High Yield Portfolio would have incurred in the fiscal year ended December 31, 2003, giving effect to the Exchange as if it would have occurred as of the beginning of such fiscal year and using High Yield Portfolio's management fees as in effect as of January 1, 2004. Shareholder Transaction Fees are paid from your account. Annual Portfolio Operating Expenses are paid out of Portfolio assets, so their effect is included in the Portfolio's share price.

                                                                                           Pro Forma
                                                                                          After Exchange-
                                       Global High Yield          High Yield               High Yield
                                            Portfolio             Portfolio                  Portfolio
                                    ---------------------   ---------------------    -----------------------
                                    Institutional   Open    Institutional   Open     Institutional      Open
                                       Shares      Shares     Shares       Shares       Shares         Shares
                                       ------      ------     ------       ------       ------         ------
Shareholder Transaction Fees
Maximum redemption fee
(as a % of amount redeemed)*              None      None      1.00%         1.00%         1.00%         1.00%
(Charged only when selling or
exchanging shares you have owned
for 30 days or less.)

Annual Portfolio Operating Expenses
(expenses that are deducted from
Portfolio assets):
Management fees                           .75%      .75%       .55%          .55%          .55%          .55%
Distribution and service (12b-1)          None      .25%       None          .25%          None          .25%
fees

Other expenses**                          .45%     1.04%       .23%         1.79%          .23%          .62%
                                          ----     -----       ----         -----          ----          -----
Total annual portfolio
 operating expenses                      1.20%     2.04%       .78%         2.59%          .78%         1.42%
                                         -----     -----       ----         -----          ----         -----
Fee waiver and
  expense reimbursement***                 N/A       N/A        .23%         1.74%          .23%         .57%
                                          ----      ----       ----         -----          ----         -----
Net expenses                             1.20%     2.04%       .55%          .85%          .55%         .85%
                                         ------    -----       -----        -----          ----         -----

______________________

*	No redemption fees will be imposed on Global High Yield Portfolio shares in connection with the Exchange.

**	Other Expenses of Open Shares of High Yield Portfolio after the Exchange would be anticipated to decline to 0.62%, based on High Yield Portfolio's Other Expenses for the Fund's fiscal year ended December 31, 2003, primarily because of a fixed annual fee charged by one of the Fund's third party service providers. Since the fee is fixed and does not vary by asset size, as assets increase the fee (and therefore Other Expenses) declines as a percentage of the Open Shares' assets.

***	Reflects a contractual obligation by the Fund's Investment Manager to waive its fees and reimburse High Yield Portfolio through December 31, 2004, to the extent Total Annual Portfolio Operating Expenses exceed 0.55% and 0.85% of the average daily net assets of High Yield Portfolio's Institutional Shares and Open Shares, respectively. The Investment Manager also has agreed to waive its fees and reimburse expenses to maintain High Yield Portfolio's Annual Portfolio Operating Expenses at no greater than the expense ratios of Global High Yield Portfolio shown in the table for the two-year period after the Exchange.

           Expense Example. This example is intended to help you compare the fees and expenses of investing in Global High Yield Portfolio, High Yield Portfolio and High Yield Portfolio after the Exchange (the "Combined Portfolio") (pro forma). It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% annual return each year, redemption at the end of each period and no changes in operating expenses. The one-year example for High Yield Portfolio and the Combined Portfolio, reflects the fee waiver and expense reimbursement by the Investment Manager through December 31, 2004 as described above. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                                                                           Pro Forma
                                                                                         After Exchange-
                      Global High Yield                      High Yield                   Combined
                          Portfolio                          Portfolio                    Portfolio
                 -----------------------------  ----------------------------------  -------------------------
                 Institutional       Open        Institutional          Open       Institutional     Open
                    Shares          Shares          Shares             Shares          Shares       Shares
                    -------         ------          ------             -------         ------      -------
1 Year               $ 122           $ 207           $  56              $  87          $  56         $ 87
3 Years              $ 381           $ 640           $ 226              $ 639          $ 226        $ 393
5 Years              $ 660          $1,098           $ 411             $1,219          $ 411        $ 722
10 Years            $1,455          $2,369           $ 945             $2,794          $ 945       $1,653

           Past Performance. The bar charts and tables below illustrate some of the risks of investing in each Portfolio. The bar charts show you how the performance of each Portfolio's Institutional Shares has varied from year to year. The tables compare the average annual total returns of each Portfolio's Institutional Shares and Open Shares to those of certain comparative indices. High Yield Portfolio's returns are compared to those of the Merrill Lynch High Yield Master II® Index, an unmanaged index which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Global High Yield Portfolio's returns are compared to those of the Merrill Lynch Global High Yield Index, the One Month London Interbank Offered Rate ("LIBOR") USD Fixed Index and the Global High Yield Blended Index. The Merrill Lynch Global High Yield Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The LIBOR USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans for a one-month term, as provided by banks determined by the British Bankers Association. The Global High Yield Blended Index is an index created by the Investment Manager, which blends the performance of the Merill Lynch Global High Yield Index for all periods after April 30, 2003 and the performance of the One Month LIBOR USD Fixed Index for all periods prior to May 1, 2003. Prior to May 1, 2003, Global High Yield Portfolio (formerly known as Lazard Strategic Yield Portfolio) invested approximately 50% of its total assets in investment grade corporate bonds and mortgage-related and asset-backed securities and 50% of its total assets in fixed-income securities rated below investment grade and non-U.S. dollar denominated fixed-income securities of foreign issuers. As of May 1, 2003, Global High Yield Portfolio's principal investment strategy was changed to the global high yield strategy discussed above under "Summary and Information about the Portfolios—Comparison of the Portfolios." Both tables assume reinvestment of dividends and distributions. Past performance does not indicate how a Portfolio will perform in the future.

           After-tax performance is shown only for Institutional Shares of each Portfolio. After-tax performance of the Open Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

High Yield Portfolio—Institutional Shares
Year-by-Year Total Return as of 12/31

                            2.94%       (15.19)%      2.03%        (11.14)%     24.58%
---------------------------------------------------------------------------------------------------------------
                            1999        2000          2001         2002         2003

Best Quarter:                            6/30/03          8.74%
Worst Quarter:                          12/31/00       (10.05)%

The year-to-date total return for Institutional Shares of High Yield Portfolio as of 3/31/04 was 2.27%.

High Yield Portfolio
Average Annual Total Returns as of 12/31/03

                                          Inception                                                    Since
                                            Date              1 Year            5 Years              Inception
                                            -----             ------            --------            -----------

High Yield Portfolio Institutional        1/2/1998            24.58%            (0.28)%                0.24%
Shares
returns before taxes
High Yield Portfolio Institutional
Shares                                                        20.99%            (4.34)%               (3.74)%
returns after taxes on distributions
High Yield Portfolio Institutional
Shares                                                        15.83%            (2.69)%               (2.18)%
returns after taxes on distributions
and sale of fund shares

High Yield Portfolio                      2/24/1998           24.41%            (0.53)%               (0.84)%
Open Shares
returns before taxes

Merrill Lynch High Yield
Master II Index                                               28.15%             5.02%                 4.68%
                                                                                                  (Institutional)
                                                                                                       4.42%
                                                                                                      (Open)

Global High Yield Portfolio---Institutional Shares
Year-by-Year Total Return as of 12/31

(2.34)%      13.56%    13.74%    5.3%     0.75%     4.91%     1.12%    4.09%     (2.0)%   14.88%
---------------------------------------------------------------------------------------------------
1994         1995      1996      1997     1998      1999      2000     2001      2002     2003

Best Quarter:                                    6/30/95       5.71%
Worst Quarter:                                   9/30/98      (3.78)%

The year-to-date total return for Institutional Shares of Global High Yield
Portfolio as of 3/31/04 was 1.97%.

Global High Yield Portfolio
Average Annual Total Returns as of 12/31/03

                                 Inception                                                        Since
                                    Date          1 Year         5 Years          10 Years      Inception
                                    -----         ------         --------         ---------     ----------

Global High Yield Portfolio       10/01/91        14.88%          4.45%             5.22%           6.17%
Institutional Shares
returns before taxes
Global High Yield Portfolio
Institutional Shares                              11.97%          1.65%             2.26%           3.11%
returns after taxes on
distributions
Global High Yield Portfolio
Institutional Shares                              9.62%           2.03%             2.57%           3.35%
returns after taxes on
distributions and sale of fund
shares

Global High Yield Portfolio       1/23/97         13.97%          3.89%              N/A            3.39%
Open Shares
returns before taxes

Merrill Lynch Global High
Yield Index                                       30.71%          5.20%              N/A             N/A

One Month LIBOR USD Fixed                         1.23%           3.73%             4.56%           4.40%
Index                                                                                          (Institutional)
                                                                                                    4.26%
                                                                                                   (Open)

Global High Yield Blended                         15.11%          6.43%            5.92%            5.50%
Index                                                                                          (Institutional)
                                                                                                    6.21%
                                                                                                   (Open)

           Investment Adviser. The Investment Manager serves as each Portfolio's investment adviser. The Investment Manager is a subsidiary of Lazard Frères & Co. LLC ("Lazard"), a New York limited liability company, which is registered as a broker-dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. and the New York, American and all principal regional exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69.1 billion as of December 31, 2003.

           Each Portfolio's primary portfolio managers are Steven Blitz and J. William Charlton, both of whom have been the primary portfolio managers of each Portfolio since joining the Investment Manager in November 2002. Mr. Blitz also is Head of Global Fixed Income for the Investment Manager, and Mr. Charlton also is Head of U.S. High Yield Fixed Income for the Investment Manager. High Yield Portfolio also has been managed by Thomas M. Dzwil (since May 2003), and Global High Yield Portfolio also has been managed by Markus van de Weyer, each since May 2003.

           Purchase and Redemption Procedures, Distributions, and Shareholder Services. The purchase and redemption procedures, dividend and distribution policies and shareholder services of each Portfolio with respect to each corresponding class of shares are identical. See "Shareholder Information" in the Portfolios' Prospectuses for a complete discussion.

           Distribution and Servicing (12b-1) Plan. The Fund, on behalf of each Portfolio, has adopted a Distribution and Servicing Plan pursuant to Rule 12b-1 (the "12b-1 Plan") under the 1940 Act with respect to the Fund's Open Shares. The 12b-1 Plan is identical as to each Portfolio. Under the 12b-1 Plan, the Fund pays Lazard Asset Management Securities LLC, its distributor, for distribution and servicing provided to holders of Open Shares, a fee at the annual rate of .25% of the average daily net assets of each Portfolio's Open Shares. Because these fees are paid out of each Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

REASONS FOR THE EXCHANGE

           The Fund's Board has concluded that the Exchange is in the best interests of each Portfolio and its shareholders. The Board believes that the Exchange will permit shareholders to pursue the same investment objective in a larger fund that has similar investment policies and lower expense ratios without diluting shareholders' interests. As of May 31, 2004, Global High Yield Portfolio and High Yield Portfolio had net assets of approximately $31.1 million and $84.6 million, respectively. The Investment Manager has agreed to waive its fees and reimburse expenses to maintain High Yield Portfolio's expenses at no greater than the current expense ratio of .55% for Institutional Shares and .85% for Open Shares through December 31, 2004. The Investment Manager also has agreed to waive its fees and reimburse expenses to maintain High Yield Portfolio's expenses at no greater than the current expense ratios shown in the expense table for the two-year period after the Exchange. Combining Global High Yield Portfolio with High Yield Portfolio could produce certain economies of portfolio management, which may result in lower overall expense ratios by spreading the fixed costs of fund operations over a larger asset base.

           In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of each Portfolio's investment objective, management policies, and investment restrictions, as well as that each Portfolio offers identical shareholder services; (2) that the Portfolios' primary portfolio managers are the same; (3) the terms and conditions of the merger and whether the merger would result in dilution of shareholder interests; (4) the anticipated lower expense ratio of each class of shares of High Yield Portfolio after the Exchange and the Investment Manager's commitments regarding fee waivers and reimbursements; (5) the amount of each Portfolio's net assets; (6) the tax-free nature of the merger; and (7) the estimated costs to be incurred by each Portfolio as a result of the merger.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached hereto as Appendix A. The Plan provides that High Yield Portfolio will acquire all of the assets of Global High Yield Portfolio, in exchange for High Yield Portfolio shares, and assume Global High Yield Portfolio's liabilities on the Closing Date. The number of each class of High Yield Portfolio shares to be issued to Global High Yield Portfolio will be determined on the basis of the relative net asset values per share, computed as of the close of regular trading on the floor of the New York Stock Exchange on the Closing Date (the "Valuation Time"). Portfolio securities of each Portfolio will be valued in accordance with the valuation practices of the Fund, which are described under the caption "Shareholder Information—General" in the Portfolios' Prospectuses and under the caption "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

           Before the Closing Date, Global High Yield Portfolio will declare a dividend or other distribution which, together with all previous dividends and other distributions, will have the effect of distributing to Global High Yield Portfolio shareholders all of Global High Yield Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains (after reduction for any capital loss carryforward) in the taxable year ending on or prior to the Closing Date.

           As conveniently as practicable after the Closing Date, Global High Yield Portfolio will distribute pro rata to shareholders of record of its Institutional Shares and Open Shares as of the Valuation Time, in liquidation of Global High Yield Portfolio, Institutional Shares and Open Shares, respectively, of High Yield Portfolio received by it in the Exchange. Such distribution will be accomplished by establishing an account on the share records of High Yield Portfolio in the name of each Global High Yield Portfolio shareholder, each account representing the respective pro rata number of High Yield Portfolio shares due to each Global High Yield Portfolio shareholder. After such distribution and the winding up of its affairs, Global High Yield Portfolio will be terminated as a series of the Fund.

           The Plan may be amended at any time prior to the Exchange. Global High Yield Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to the Exchange. The obligations of each Portfolio under the Plan are subject to various conditions, including approval by the requisite number of Global High Yield Portfolio shares and the continuing accuracy of various representations and warranties of each Portfolio being confirmed by the respective parties.

           In connection with the Exchange, effective as of the Closing Date, the Fund will amend its Charter to: (a) reclassify all of the issued and outstanding Institutional Shares and Open Shares of Global High Yield Portfolio into such number of issued and outstanding Institutional Shares and Open Shares, respectively, of High Yield Portfolio as is determined in the manner described above on the Closing Date and (b) reclassify all of the authorized but unissued Institutional Shares and Open Shares of Global High Yield Portfolio into authorized but unissued Institutional Shares and Open Shares, respectively, of High Yield Portfolio. A copy of the Articles of Amendment in the form approved by the Fund's Board is attached hereto as Exhibit B.

           The total expenses of the Exchange are expected to be approximately $70,000 and will be borne pro rata according to the aggregate net assets of each Portfolio.

           If the Exchange does not occur, the Fund's Board will consider other appropriate courses of action, which may include resubmitting the Plan for shareholder approval or termination and liquidation of Global High Yield Portfolio.

           Federal Income Tax Consequences. The exchange of Global High Yield Portfolio's assets for High Yield Portfolio shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, each Portfolio will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of Global High Yield Portfolio's assets in exchange for High Yield Portfolio shares and the assumption by High Yield Portfolio of Global High Yield Portfolio's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by Global High Yield Portfolio upon the transfer of its assets to High Yield Portfolio solely in exchange for High Yield Portfolio shares and the assumption by High Yield Portfolio of Global High Yield Portfolio's liabilities or upon the distribution (whether actual or constructive) of High Yield Portfolio shares to Global High Yield Portfolio shareholders in exchange for their Global High Yield Portfolio shares; (3) no gain or loss will be recognized by High Yield Portfolio upon the receipt of Global High Yield Portfolio's assets solely in exchange for High Yield Portfolio shares and the assumption by High Yield Portfolio of Global High Yield Portfolio's liabilities; (4) no gain or loss will be recognized by Global High Yield Portfolio shareholders upon the exchange of Global High Yield Portfolio shares for High Yield Portfolio shares; (5) the aggregate tax basis for High Yield Portfolio shares received by each Global High Yield Portfolio shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Global High Yield Portfolio shares held by such shareholder immediately prior to the Exchange, and the holding period of High Yield Portfolio shares to be received by each Global High Yield Portfolio shareholder will include the period during which Global High Yield Portfolio shares surrendered in exchange therefor were held by such shareholder (provided Global High Yield Portfolio shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Global High Yield Portfolio's assets acquired by High Yield Portfolio will be the same as the tax basis of such assets to Global High Yield Portfolio immediately prior to the Exchange, and the holding period of Global High Yield Portfolio's assets in the hands of High Yield Portfolio will include the period during which those assets were held by Global High Yield Portfolio.

           No opinion will be expressed as to the effect of the reorganization on (1) Global High Yield Portfolio or High Yield Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (2) any Global High Yield Portfolio shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           Neither Portfolio has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Global High Yield Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Exchange, Global High Yield Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

           Although the Portfolios have the same investment objective and similar management policies, High Yield Portfolio invests primarily in U.S. corporate fixed-income securities and Global High Yield Portfolio invests primarily in both high-yielding U.S. and non-U.S. corporate fixed-income securities. Accordingly, the Investment Manager anticipates that prior to the Exchange emerging markets investments of Global High Yield Portfolio, representing approximately 20% of the Portfolio's assets, will be sold. It is not expected that there would be any adverse tax impact to shareholders as a result of such sales, because any gains realized would be offset by capital loss carryforwards. As of December 31, 2003, Global High Yield Portfolio had approximately $80 million in capital loss carryforwards.

           Required Vote. Approval of the proposal requires the approval of a majority of the Fund's Directors and also of a majority of the outstanding Institutional Shares and Open Shares of Global High Yield Portfolio, voting as a single class. Global High Yield Portfolio shareholders are entitled to one vote for each full share held, with fractional votes for fractional shares held. Global High Yield Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked if such revocation is received before the meeting. Also, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

           As of June 24, 2004, there were 4,150,678 shares of record of Global High Yield Portfolio entitled to vote.

ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO

           Information about the Portfolios is incorporated by reference into this Prospectus/Proxy Statement from the Portfolios' Prospectuses and Statement of Additional Information, each dated May 1, 2004, forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-40682).

           Each Portfolio is subject to the requirements of the 1940 Act, and the Fund files reports, proxy and information statements and other information with the Commission. Reports, proxy and information statements and other information filed by the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 (or by e-mail to publicinfo@sec.gov), at prescribed rates.

           Capitalization. Each Portfolio has classified its shares into two classes--Institutional Shares and Open Shares. The following table sets forth as of December 31, 2003: (1) the capitalization of each class of Global High Yield Portfolio, (2) the capitalization of each class of High Yield Portfolio, and (3) the pro forma capitalization of High Yield Portfolio, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                           Pro Forma
                                                                                        After Exchange-
                          Global High Yield                   High Yield                   High Yield
                              Portfolio                        Portfolio                  Portfolio*
                    -----------------------------   ------------------------------    --------------------------

                     Institutional       Open        Institutional         Open     Institutional     Open
                        Shares          Shares          Shares            Shares       Shares       Shares
                    -----------------------------   ------------------------------    --------------------------

Total net assets      $32,071,928     $4,034,802     $127,764,982       $2,988,634    $159,769,857   $7,020,489

Net asset value
per share                $7.74          $7.76            $5.40            $5.42          $5.40         $5.41

Shares outstanding     4,144,661       519,704        23,663,851         551,822       29,604,018    1,296,809

_______________
*  Reflects the pro rata allocation of the estimated costs of the Exchange between Institutional Shares and Open Shares.

           As of June 9, 2004, the following shareholders were known by Global High Yield Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of Global High Yield Portfolio:

Name and Address                                                      Global High Yield Portfolio
                                                    -----------------------------------------------------------------
                                                                               Percentage of Shares of High
                                                                                    Yield Portfolio
                                                                                     Outstanding
                                                                                     -------------
                                                                                   Before           After
                                                           Number of Shares       Exchange         Exchange
Institutional Shares                                       -----------------     ----------       ------------
--------------------
Lazard Freres & Co. LLC
Magaret Geer Walker
P.O. Box 409
Locust Valley, NY 11560                                        268,738              7.36%            1.91%

Guadi & Co.
C/o Deutsche Bank Trust Co. Americas
P.O. Box 9005 Church St. Station
New York, NY 10256                                             198,185              5.43%            1.41%

Lazard Freres & Co. LLC
Gerald Morgan, Jr.
3701 East Old Gun Road
Midlothian, VA 23113                                           192,366              5.27%            1.37%

Lazard Freres & Co. LLC
Don S. Hewitt & Marilyn Berger-Hewitt as
Joint Tenants with the right of survivorship
146 Central Park West
New York, NY 10023                                             190,680              5.22%            1.35%

Wilmington Trust, Trustee
For the Sole Benefit of Christina M. Andrea
P.O. Box 8882
Wilmington, DE 19889                                           183,462              5.02%            1.30%

Open Shares
National City Bank, For the Benefit of
N. Ottowa Community Hospital
Retirement Plan
P.O. Box 94984
Cleveland, OH 44101                                            133,630             27.03%           18.66%

Lazard Freres & Co. LLC
Carol Ann Merritt
29 Goodwood Road
Sag Harbor, NY 11963                                            50,448             10.21%            7.05%

Lazard Freres & Co. LLC
OCF Foundation, Inc.
Attn: Gregor J. Leinsdorf
1067 Fifth Avenue
New York, NY 10128                                              42,726              8.64%            5.97%

Lazard Freres & Co. LLC
Ralph E. Weindling Account
1775 Broadway, Suite 1400
New York, NY 10019                                              33,307              6.74%            4.65%

Lazard Freres & Co. LLC
Patricia N. McEntee
91 Kensett Road
Manhasset, NY 11030                                             30,546              6.18%            4.27%

           As of June 9, 2004, the following shareholders were known by High Yield Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of High Yield Portfolio:

Name and Address                                                          High Yield Portfolio
-----------------                                -----------------------------------------------------------------
                                                                                Percentage of Shares of High
                                                                                      Yield Portfolio
                                                                                         Outstanding
                                                                                        ------------
                                                                                  Before            After
                                                           Number of Shares      Exchange         Exchange
Institutional Shares                                       -----------------    ----------       ----------
---------------------
MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230                                          4,328,872            28.73%           21.28%

North Dakota Board of University
And School Lands
P.O. Box 5523
Bismark, ND 58506                                             1,958,853            13.00%            9.63%

Lazard Freres & Co. LLC
Lazard Funding Limited LLC
30 Rockefeller Plaza, 60th Floor
New York, NY 10112                                            1,556,912            10.33%            7.65%

Lazard Freres & Co. LLC
Employee Security Fund of the Electrical
Products Industry Pension Plan
30 Rockefeller Plaza
New York, NY 10112                                            1,248,736             8.29%            6.14%

The Bernard Heller Foundation
1621 Bushgrove Court
Westlake Village, CA 91361                                     938,697              6.23%            4.61%

Lazard Freres & Co. LLC
The Steamfitters Industry
30 Rockefeller Plaza, 60th Floor
New York, NY 10112                                             855,822              5.68%            4.21%

Open Shares
Lazard Freres & Co. LLC
Don S. Hewitt
30 Rockefeller Plaza, 60th Floor
New York, NY 10112                                              98,562             30.74%            9.52%

State Street Bank & Trust Company, Cust.
For Benefit of IRA, Richard J. Urowsky
C/o Sullivan & Cromwell
125 Broad Street
New York, NY 10004                                              43,007             13.42%            4.15%

Lazard Freres & Co. LLC
Donald R. Homer
30 Rockefeller Plaza, 60th Floor
New York, NY 10112                                              41,422             12.92%            4.00%

Lazard Freres & Co. LLC
Ruth S. Taylor
30 Rockefeller Plaza, 60th Floor
New York, NY 10112                                              20,285              6.33%            1.96%

Lazard Freres & Co. LLC
Merle L. Taylor
30 Rockefeller Plaza, 60th Floor
New York, NY 10112                                              20,284              6.33%            1.96%

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Portfolio.

           As of May 31, 2004, the Investment Manager had voting discretion over approximately 72% of Global High Yield Portfolio's outstanding shares. The Investment Manager has advised the Fund that it intends to vote Global High Yield Portfolio shares over which it has voting discretion in the manner instructed by its clients for whom such shares are held or if such instructions are not received or where the shares are held directly or on behalf of employees of the Investment Manager, in the same proportion as votes cast by other Global High Yield Portfolio shareholders over which it does not have voting discretion.

           As of May 31, 2004 Board members and officers of the Fund, as a group, owned less than 1% of each of Global High Yield Portfolio's and High Yield Portfolio's outstanding shares.

VOTING INFORMATION

           If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Global High Yield Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is properly executed and returned marked with an abstention (together, "abstentions"), Global High Yield Portfolio shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting after considering the nature of the Proposal, the percentage of votes and negative votes actually cast, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "against" the Proposal against any adjournment. A quorum is constituted with respect to Global High Yield Portfolio by the presence in person or by proxy of the holders of more than one-third of the outstanding Global High Yield Portfolio shares entitled to vote at the meeting.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of Global High Yield Portfolio and High Yield Portfolio for the fiscal year ended December 31, 2003 have been incorporated herein by reference in reliance upon the authority of the report given by Anchin, Block & Anchin LLP, the Fund's independent auditors.

OTHER MATTERS

           The Fund's Board members are not aware of any other matters which may come before the Special Meeting of Shareholders. However, should any such matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS
AND THEIR NOMINEES

           Please advise Global High Yield Portfolio, in care of the Fund, 30 Rockefeller Plaza, 49th Floor, New York, New York 10112, Attention: Mutual Fund Servicing Department, whether other persons are the beneficial owners of Global High Yield Portfolio shares and, if so, the number of copies of this Prospectus/Proxy Statement and other material you wish to receive in order to supply copies to the beneficial owners of such shares.

APPENDIX A

PLAN OF REORGANIZATION

           PLAN OF REORGANIZATION dated as of April 14, 2004 (the "Plan") adopted with respect to Lazard Global High Yield Portfolio (the "Portfolio") and Lazard High Yield Portfolio (the "Acquiring Portfolio"), each a series of The Lazard Funds, Inc., a Maryland corporation (the "Fund").

           This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Acquiring Portfolio in exchange solely for the Acquiring Portfolio's Open Shares ("Acquiring Portfolio Open Shares") and Institutional Shares ("Acquiring Portfolio Institutional Shares" and, together with Acquiring Portfolio Open Shares, the "Acquiring Portfolio Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Portfolio of certain liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Portfolio Shares to the shareholders of the Portfolio in liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

           WHEREAS, the Portfolio and the Acquiring Portfolio are each diversified series of the Fund, a registered, open-end management investment company, and the Portfolio owns securities which are assets of the character in which the Acquiring Portfolio is permitted to invest;

           WHEREAS, both the Acquiring Portfolio and the Portfolio are authorized to issue their shares of common stock;

           WHEREAS, the Fund's Board of Directors (the "Board") has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and the Acquiring Portfolio's shareholders and that the interests of the Acquiring Portfolio's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.       THE REORGANIZATION.

           1.1     Subject to the terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Portfolio all of the assets of the Portfolio, including all securities and cash (subject to liabilities), and the Acquiring Portfolio agrees in exchange therefor (a) to deliver to the Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Portfolio, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Portfolio Shares, the Acquiring Portfolio shall credit the Acquiring Portfolio Shares to the Portfolio's account on the books of the Acquiring Portfolio and shall deliver a confirmation thereof to the Portfolio.

           1.2     The Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Portfolio prepared by Lazard Asset Management LLC ("Lazard"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall assume only those liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3     Delivery of the assets of the Portfolio to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, the Acquiring Portfolio's custodian (the "Custodian"), for the account of the Acquiring Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available Portfolios payable to the order of the Custodian for the account of the Acquiring Portfolio.

           1.4     The Portfolio will pay or cause to be paid to the Acquiring Portfolio any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Portfolio hereunder. The Portfolio will transfer to the Acquiring Portfolio any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Portfolio on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Portfolio will liquidate and distribute pro rata to the Portfolio's Open and Institutional Shareholders of record, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Acquiring Portfolio Open Shares and Acquiring Portfolio Institutional Shares, respectively, received by the Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Acquiring Portfolio Shares due such shareholders, by Class (i.e., the account for a Portfolio Shareholder of the Portfolio's Open Shares shall be credited with the respective pro rata number of Acquiring Portfolio Open Shares due that shareholder, the account for a Portfolio Shareholder of the Portfolio's Institutional Shares shall be credited with the respective pro rata number of Acquiring Portfolio Institutional Shares due that shareholder). All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio; Portfolio share certificates, if any, will be exchanged for Acquiring Portfolio share certificates upon presentation to the Acquiring Portfolio's transfer agent.

           1.6     Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. The Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio's current prospectus and statement of additional information; the Acquiring Portfolio, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquiring Portfolio Shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Portfolio is and shall remain the responsibility of the Portfolio up to and including the Closing Date and such later date on which the Portfolio's existence is terminated.

           1.9     As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, but in all events within six months after the Closing Date, the Portfolio shall be terminated as a series of the Fund and any further actions shall be taken in connection therewith as required by applicable law.

           2.       VALUATION.

           2.1     The value of the Portfolio's assets to be acquired, and the amount of the Portfolio's liabilities to be assumed, by the Acquiring Portfolio hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's Articles of Incorporation, as amended (the "Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Portfolio.

           2.2     The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Portfolio.

           2.3     The number of Acquiring Portfolio Open Shares and Acquiring Portfolio Institutional Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to each Class of the Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the corresponding Class, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Lazard as Portfolio accountant for the Portfolio and the Acquiring Portfolio.

           3.       CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be July 30, 2004, or such other date as the Fund may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Lazard, 30 Rockefeller Plaza, New York, New York, or such other time and/or place as the Fund may determine.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Portfolio's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Portfolio Shareholders and the number and percentage ownership of outstanding Open Shares and Institutional Shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio's transfer agent shall issue and deliver to the Secretary of the Fund a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Portfolio Shares have been credited to the Portfolio's account on the books of the Acquiring Portfolio, and shall deliver thereto at the Closing a certificate as to the opening of accounts in the Portfolio Shareholders' names on the Acquiring Portfolio's share transfer books.

           4.       CONDITIONS PRECEDENT.

           4.1     The Fund's obligation to implement this Plan on the Acquiring Portfolio's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

           (a) The Portfolio is a duly established and designated series of the Fund, and the Fund is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

           (b) The Fund is registered under the Investment Fund Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

           (c) The current prospectus and statement of additional information of the Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d) The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Portfolio or by which the Portfolio is bound.

           (e) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

           (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           (g) The Statements of Assets and Liabilities of the Portfolio for each of its five fiscal years ended December 31, 2003 have been audited by Anchin, Block & Anchin LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Portfolio as of such dates, and there are no known contingent liabilities of the Portfolio as of such dates not disclosed therein.

           (h) Since December 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

           (i) At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

           (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

           (k) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

           (l) On the Closing Date, the Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

           (m) This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Portfolio's Shareholders, this Plan will constitute the valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (n) The proxy statement of the Fund, on behalf of the Portfolio (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.4, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2     The Fund's obligation to implement this Plan on the Portfolio's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

           (a) The Acquiring Portfolio is a duly established and designated series of the Fund.

           (b) The Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Portfolio Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

           (c) The current prospectus and statement of additional information of the Acquiring Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d) The Acquiring Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Acquiring Portfolio or by which the Acquiring Portfolio is bound.

           (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

           (f) The Statements of Assets and Liabilities of the Acquiring Portfolio for each of its five fiscal years ended December 31, 2003 have been audited by Anchin, Block & Anchin LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquiring Portfolio as of such dates.

           (g) Since December 31, 2003, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

           (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

           (i) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and it will meet such requirements for the taxable year in which the Closing occurs.

           (j) All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.

           (k) The Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Portfolio's shareholders, this Plan will constitute the valid and legally binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (l) The Proxy Statement included in the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           (m) No consideration other than the Acquiring Portfolio Shares (and the Acquiring Portfolio's assumption of the Portfolio's liabilities) will be issued in exchange for the Portfolio's assets in the Reorganization.

           (n) The Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Portfolio, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the regulations under the Code) to the Acquiring Portfolio, have any plan or intention to redeem or otherwise reacquire--during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person--with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to Portfolio Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by Section 22(e) of the 1940 Act.

           (o) The Acquiring Portfolio will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Portfolio conducted before the Reorganization and (ii) use a significant portion of the Portfolio's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

           (p) The Acquiring Portfolio does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Portfolio.

           5.       COVENANTS OF THE FUND, ON BEHALF OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO, RESPECTIVELY.

           5.1     The Acquiring Portfolio and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Fund will call a meeting of the Portfolio's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Plan, the Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

           5.4     The Portfolio will prepare a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Portfolio's shareholders to consider approval of this Plan and the transactions contemplated herein.

           5.5     The Acquiring Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.6     The Fund shall have delivered to the Acquiring Portfolio a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

           6.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Portfolio, the Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           6.1     This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Fund's Charter and the 1940 Act.

           6.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

           6.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Acquiring Portfolio, provided that the Fund may waive any of such conditions.

           6.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           6.5     The Portfolio shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           6.6     The Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

           (a) The Acquiring Portfolio's acquisition of all of the Portfolio's assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio, followed by the distribution by the Portfolio of the Acquiring Portfolio Shares pro rata to Portfolio Shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Acquiring Portfolio will be "a party to a reorganization;" (b) no gain or loss will be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Portfolio's assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Acquiring Portfolio Shares to Portfolio Shareholders constructively in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Acquiring Portfolio Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Portfolio Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio Shares received by each Portfolio Shareholder will include the period during which the Portfolio shares exchanged therefor were held by such Shareholder (provided the Portfolio shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Portfolio asset acquired by the Acquiring Portfolio will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each asset of the Portfolio in the hands of the Acquiring Portfolio will include the period during which that asset was held by the Portfolio.

           No opinion will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Acquiring Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           7.       TERMINATION OF PLAN; EXPENSES.

           7.1     This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of the Portfolio's shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

           7.2     If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Fund, as the case may be, in respect of this Plan.

           7.3     Global High Yield Portfolio and High Yield Portfolio shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Plan is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

           8.       WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Portfolio or of the Acquiring Portfolio, as the case may be.

           9.       MISCELLANEOUS.

           9.1     This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

           9.2     This Plan shall bind and inure to the benefit of the Fund and its successors and assigns. The Fund's obligations under this Plan are not binding on or enforceable against any of its directors, officers, or shareholders or any series of the Fund other than the Portfolio and the Acquiring Portfolio (each a "Reorganizing Series") but are only binding on and enforceable against the Reorganizing Series' respective property. The Fund, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such directors, officers, or shareholders. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Fund and its successors and assigns, any rights or remedies under or by reason of this Plan.

           IN WITNESS WHEREOF, each Portfolio has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE LAZARD FUNDS, INC. on behalf of its Lazard Global High Yield Portfolio

ATTEST:	By: Nathan A. Paul, Vice President and Secretary

THE LAZARD FUNDS, INC. on behalf of its Lazard High Yield Portfolio

ATTEST:	By: Nathan A. Paul, Vice President and Secretary

APPENDIX B

THE LAZARD FUNDS, INC.

ARTICLES OF AMENDMENT

           THE LAZARD FUNDS, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), certifies to the State Department of Assessments and Taxation that:

           FIRST: The Charter of the Corporation is amended by reclassifying and changing all of the Open Shares and Institutional Shares of the Lazard Global High Yield Portfolio ("Global High Yield Portfolio"), to Open Shares and Institutional Shares, respectively, of the Lazard High Yield Portfolio ("High Yield Portfolio"), on the terms set forth herein.

           SECOND: Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to the Corporation's Global High Yield Portfolio and attributable to its Open Shares and Institutional Shares, shall be conveyed, transferred and delivered to the Corporation's High Yield Portfolio, and shall thereupon become and be assets and liabilities belonging to the High Yield Portfolio and attributable to its Open Shares and Institutional Shares, respectively.

(b) Each of the issued and outstanding Open Shares and Institutional Shares (and fractions thereof) of the Corporation's Global High Yield Portfolio will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding Open Shares and Institutional Shares, respectively, of the Corporation's High Yield Portfolio in such number of such Open Shares as shall be determined by dividing the net asset value of an Open Share of the Global High Yield Portfolio by the net asset value of an Open Share of the High Yield Portfolio, and in such number of such Institutional Shares as shall be determined by dividing the net asset value of an Institutional Share of the Global High Yield Portfolio by the net asset value of an Institutional Share of the High Yield Portfolio, all determined as of the effective time of these Articles of Amendment.

(c) Each unissued Open Share and each unissued Institutional Share (or fraction thereof) of the Corporation's Global High Yield Portfolio will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued Open and Institutional Shares (or fractions thereof), respectively, of the Corporation's High Yield Portfolio as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued Open and Institutional Shares of the Corporation's High Yield Portfolio being increased by 50,000,000 Open Shares and 50,000,000 Institutional Shares, less the number of respective issued and outstanding Open and Institutional Shares of the High Yield Portfolio resulting from paragraph (b) above.

(d) Open accounts on the share records of the Corporation's High Yield Portfolio shall be established representing the appropriate number of shares of stock owned by the former holders of Open and Institutional Shares of the Corporation's Global High Yield Portfolio.

           THIRD: This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof and does not amend the description of any class of stock as set forth in the Charter. The amendment reclassifies and changes the 50,000,000 previously authorized Open Shares and 50,000,000 previously authorized Institutional Shares of the Global High Yield Portfolio to 50,000,000 additional authorized Open Shares and 50,000,000 additional authorized Institutional Shares, respectively, of the High Yield Portfolio.

           FOURTH: Outstanding certificates representing issued and outstanding Open and Institutional Shares of the Global High Yield Portfolio immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number, calculated as set forth above, of Open and Institutional Shares, respectively, of the High Yield Portfolio. Certificates representing Open and Institutional Shares of the High Yield Portfolio resulting from the aforesaid change and reclassification need not be issued until certificates representing the Open and Institutional Shares of the Global High Yield Portfolio so changed and reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

           FIFTH: This amendment has been duly authorized and declared advisable by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

           SIXTH: These Articles of Amendment shall be effective as of 5:00 p.m., ________ __, 2004.

           IN WITNESS WHEREOF, THE LAZARD FUNDS, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Vice President and Secretary, as of the _____ day of _______, 2004. The undersigned President of The Lazard Funds, Inc. who executed on behalf of said Corporation these Articles of Amendment, hereby acknowledges, in the name and on behalf of said Corporation, these Articles of Amendment to be the corporate act of said Corporation and certifies that to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

THE LAZARD FUNDS, INC. By: /s/ Charles Carroll President

WITNESS:

By: /s/
               Nathan A. Paul
               Vice President and Secretary

Lazard Global High Yield Portfolio

Special Meeting of Shareholders – July 30, 2004
Proxy Solicited on Behalf of Board of Directors

           The undersigned holder of shares of common stock of Lazard Global High Yield Portfolio (the "Portfolio"), a series of The Lazard Funds, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Fund at 30 Rockefeller Plaza, 59th Floor, Conference Room 59A, New York, New York 10112, on Friday, July 30, 2004, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of common stock of the Portfolio which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark the boxes in blue or black ink.

The undersigned hereby vote(s) as follows for the approval of a Plan of Reorganization as described in the Prospectus/Proxy Statement for the Special Meeting of Shareholders.

For /_/                       Against /_/                       Abstain /_/

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Dated: , 2004 Signature Signature

By signing this Proxy, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

THE LAZARD FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2004

Acquisition of the Assets of

LAZARD GLOBAL HIGH YIELD PORTFOLIO

By and in Exchange for Shares of

LAZARD HIGH YIELD PORTFOLIO

30 Rockefeller Plaza
New York, New York 10112

1-800-823-6300

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 30, 2004 relating specifically to the proposed transfer of all of the assets of Lazard Global High Yield Portfolio ("Global High Yield Portfolio"), a series of the The Lazard Funds, Inc. (the "Fund"), in exchange for Open and Institutional Shares of Lazard High Yield Portfolio ("High Yield Portfolio" and, together with Global High Yield Portfolio, the "Portfolios"), a series of the Fund, and the assumption by High Yield Portfolio of liabilities of Global High Yield Portfolio. The transfer is to occur pursuant to the Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto and incorporated by reference:

1.	The Portfolios' Annual Report for the fiscal year ended December 31, 2003.

2.	The Portfolios' Statement of Additional Information dated May 1, 2004.

3.	Pro forma financial statements of High Yield Portfolio and Global High Yield Portfolio giving effect to the proposed Exchange.

           The Prospectus/Proxy Statement dated June 30, 2004 may be obtained by writing to The Lazard Funds, Inc., 30 Rockefeller Plaza, New York, New York 10112.

DOCUMENTS INCORPORATED BY REFERENCE

           The Portfolios' Statement of Additional Information dated May 1, 2004 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A, filed April 29, 2004 (File No. 33-40682). The financial statements of the Portfolios are incorporated herein by reference to the Annual Report for the fiscal year ended December 31, 2003.

Pro Forma Statement of Investments (unaudited)
Lazard High Yield Portfolio
December 31, 2003

                                                    Par Amount                                        Value
                                        -----------------------------------------    -----------------------------------------
                                         Lazard      Lazard        Lazard High       Lazard           Lazard      Lazard High
                                         High        Global High   Yield Portfolio   High           Global High  Yield Portfolio
                                         Yield       Yield         Pro-Forma         Yield            Yield        Pro-Forma
                                         Portfolio   Portfolio     Combined          Portfolio       Portfolio     Combined

Corporate Bonds--92.0%

Aerospace & Defense--1.2%
Armor Holdings, Inc.,
8.25%, 08/15/13 (c)                      $ 600                         600            $ 642,000                   $ 642,000
Sequa Corp., Series B,
8.875%, 04/01/08                         1,025        275            1,300            1,112,125      298,375      1,410,500
                                         1,625        275            1,900            1,754,125      298,375      2,052,500
Agriculture--0.5%
Hines Nurseries, Inc.,
10.25%, 10/01/11 (c)                       775                         775              844,750                     844,750

Apparel & Textiles--0.4%
Foamex LP,
9.875%, 06/15/07                           930                         930              739,350                     739,350

Automotive--4.2%
Dana Corp.,
9.00%, 08/15/11                            825        275            1,100              994,125      331,375      1,325,500
General Motors Corp.,
7.125%, 07/15/13                           850                         850              930,096                     930,096
HLI Operating Co., Inc.,
10.50%, 06/15/10                           475        325              800              546,844      374,156        921,000
Sonic Automotive, Inc., Series B,
8.625%, 08/15/13                         1,155                       1,155            1,218,525                   1,218,525
TRW Automotive, Inc.:
9.375%, 02/15/13                           700        275              975              799,750      314,187      1,113,937
11.00%, 02/15/13                           350                         350              412,125                     412,125
United Components, Inc.,
9.375%, 06/15/13                           700                         700              764,750                     764,750
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (g)                1,930        910            2,840                  193           91            284
Williams Scotsman, Inc.,
9.875%, 06/01/07                                      290              290                           293,625        293,625
                                         6,985      2,075            9,060            5,666,408    1,313,434      6,979,842
Banking & Financial Services--1.1%
BGB Finance (Ireland) PLC,
6.75%, 04/14/05                                     2,050            2,050                            83,535         83,535
Bremer Landesbank Capital
 Markets PLC,
8.00%, 03/07/06                                     3,800            3,800                           122,209        122,209
Commerzbank AG,
12.00%, 03/29/05                                      190              190                            53,989         53,989
Finance One PLC:
0.00%, 01/03/05 (a), (g), (j)                      20,000           20,000                                 0              0
Helaba Finance BV,
13.50%, 03/31/08                                      650              650                           109,770        109,770
KfW International
Finance, Inc.,
14.00%, 07/23/08                                      550              550                            94,427         94,427
Morgan Guarantee Trust,
0.00%, 07/31/06 (a), (g), (j)                      10,569           10,569                                 0              0
Rhiag SA,
10.75%, 06/05/07 (c)                                   95               95                           125,820        125,820
WMC Finance Co.,
11.75%, 12/15/08 (c)                     1,000        225            1,225              997,500      224,438      1,221,938
                                         1,000     38,129           39,129              997,500      814,188      1,811,688
Building & Construction--1.7%
Dayton Superior Corp.,
10.75%, 09/15/08 (c)                                  275              275                           281,875        281,875
KB Home,
7.75%, 02/01/10                          1,050                       1,050            1,113,000                   1,113,000
Nortek, Inc., Series B,
9.875%, 06/15/11                           690                         690              760,725                     760,725
WCI Communities, Inc.,
7.875%, 10/01/13 (c)                       650                         650              685,750                     685,750
                                         2,390        275            2,665            2,559,475      281,875      2,841,350
Building Materials--1.7%
Legrand SA,
8.50%, 02/15/25                          1,150                       1,150            1,214,688                   1,214,688
Texas Industries, Inc.,
10.25%, 06/15/11 (c)                       525                         525              593,250                     593,250
Thomas & Betts Corp.,
7.25%, 06/01/13                          1,000                       1,000            1,030,000                   1,030,000
                                         2,675         -             2,675            2,837,938         -         2,837,938
Cable Television--4.6%
Charter Communications
Holdings LLC,
10.75%, 10/01/09                         1,000        325            1,325              917,500      298,188      1,215,688
CSC Holdings, Inc., Series B,
7.625%, 04/01/11                         1,190        325            1,515            1,252,475      342,062      1,594,537
EchoStar DBS Corp.:
5.75%, 10/01/08 (c)                        250                         250              252,813                     252,813
9.125%, 01/15/09                           195                         195              218,156                     218,156
10.375%, 10/01/07                          490                         490              537,162                     537,162
Mediacom Broadband LLC,
11.00%, 07/15/13                           750         75              825              841,875       84,188        926,063
Mediacom LLC, Series B,
8.50%, 04/15/08                            375        200              575              382,500      204,000        586,500
Pegasus Communications Corp.,
Series B,
12.50%, 08/01/07                         1,110                       1,110            1,048,950                   1,048,950
Pegasus Satellite Television,
12.375%, 08/01/06                                     375              375                           352,969        352,969
Shaw Communications, Inc.,
7.25%, 04/06/11                            900                         900              973,125                     973,125
                                         6,260      1,300            7,560            6,424,556    1,281,407      7,705,963
Chemicals--4.1%
Acetex Corp.,
10.875%, 08/01/09 (c)                    1,000                       1,000            1,110,000                   1,110,000
ARCO Chemical Co.,
9.80%, 02/01/20                          1,015        325            1,340            1,020,075      326,625      1,346,700
Huntsman ICI Chemicals,
10.125%, 07/01/09                          825        145              970              849,750      178,323      1,028,073
Huntsman International LLC,
9.875%, 03/01/09 (c)                                  325              325                           355,875        355,875
ISP Holdings, Inc., Series B,
10.625%, 12/15/09                                     774              774                           851,400        851,400
Lyondell Chemical Co.,
Series A,
9.625%, 05/01/07                           500                         500              530,000                     530,000
Messer Griesheim Holding AG,
10.375%, 06/01/11                                     250              250                           364,215        364,215
Rhodia SA,
7.625%, 06/01/10 (c)                       475                         475              456,000                     456,000
Westlake Chemical Corp.,
8.75%, 07/15/11 (c)                        725                         725              793,875                     793,875
                                         4,540      1,819            6,359            4,759,700    2,076,438      6,836,138
Consumer Products--1.3%
Buckeye Technologies, Inc.,
9.25%, 09/15/08                                       275              275                           278,437        278,437
Icon Health & Fitness, Inc.,
11.25%, 04/01/12                           465                         465              506,850                     506,850
Sola International, Inc.,
6.875%, 03/15/08                           685        675            1,360              692,706      682,594      1,375,300
                                         1,150        950            2,100            1,199,556      961,031      2,160,587
Containers--1.6%
Crown Euro Holdings SA:
9.50%, 03/01/11                            850        275            1,125              962,625      311,438      1,274,063
10.875%, 03/01/13                          500                         500              588,125                     588,125
Kappa Beheer BV,
10.625%, 07/15/09
Owens-Brockway Glass Container,
8.75%, 11/15/12                            500        275              775              556,875      306,281        863,156
                                         1,850        550            2,400            2,107,625      617,719      2,725,344
Diversified--2.4%
AMSTED Industries, Inc.,
10.25%, 10/15/11 (c)                     1,430        315            1,745            1,580,150      348,075      1,928,225
Sensus Metering Systems, Inc.,
8.625%, 12/15/13 (c)                       500        100              600              513,125      102,625        615,750
Tyco International Group SA,
6.375%, 02/15/06                         1,180                       1,180            1,256,700                   1,256,700
6.00%, 11/15/13 (c)                                   175              175                           180,250        180,250
                                         3,110        590            3,700            3,349,975      630,950      3,980,925

Electronics--0.6%
Legrand SA,
8.50%, 02/15/25                                       275              275                           290,469        290,469
PerkinElmer, Inc.,
8.875%, 01/15/13                           650                         650              744,250                     744,250
                                           650        275              925              744,250      290,469      1,034,719
Energy--7.9%
ANR Pipeline, Inc.,
8.875%, 03/15/10                           500                         500              562,500                     562,500
Calpine Canada Energy
Finance,
8.50%, 05/01/08                                       375              375                           299,062        299,062
Chesapeake Energy Corp.,
9.00%, 08/15/12                            535                         535              615,250                     615,250
CITGO Petroleum Corp.,
11.375%, 02/01/11                          925        275            1,200            1,073,000      319,000      1,392,000
Compton Petroleum Corp.,
9.90%, 05/15/09                            245                         245              267,050                     267,050
El Paso Natural Gas Co.,
Series A,
7.625%, 08/01/10                           975                         975            1,001,813                   1,001,813
El Paso Production
Holding Co.,
7.75%, 06/01/13 (c)                      1,055        225            1,280            1,039,175      221,625      1,260,800
Energy Partners, Ltd.,
8.75%, 08/01/10                          1,230                       1,230            1,279,200                   1,279,200
Ethyl Corp.,
8.875%, 05/01/10                                      300              300                           321,000        321,000
Nalco Co.,
8.875%, 11/15/13 (c)                                  100              100                           106,000        106,000
Northwest Pipelines Corp.,
8.125%, 03/01/10                           850                         850              943,500                     943,500
Premcor Refining Group, Inc.,
7.50%, 06/15/15                          1,025                       1,025            1,050,625                   1,050,625
Southern Natural Gas Co.,
8.875%, 03/15/10                           500                         500              562,500                     562,500
Tesoro Petroleum Corp.:
8.00%, 04/15/08                            250                         250              265,625                     265,625
9.625%, 04/01/12                           635        225              860              695,325      246,375        941,700
Tom Brown, Inc.,
7.25%, 09/15/13                            650                         650              687,375                     687,375
Williams Cos., Inc.:
6.50%, 08/01/06                            275                         275              284,625                     284,625
6.625%, 11/15/04                           470                         470              481,750                     481,750
8.625%, 06/01/10                           465                         465              521,962                     521,962
Williams Holdings
of Delaware,
6.25%, 02/01/06                            295                         295              302,375                     302,375
                                        10,880      1,500           12,380           11,633,650    1,513,062     13,146,712
Environmental--1.5%
Allied Waste North America,
Inc., Series B:
8.875%, 04/01/08                           230                         230              257,600                     257,600
10.00%, 08/01/09                           995        350            1,345            1,074,600      378,000      1,452,600
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35                            775                         775              734,313                     734,313
                                         2,000        350            2,350            2,066,513      378,000      2,444,513
Equipment Rental--2.5%
H&E Equipment Services LLC,
11.125%, 06/15/12                          780                         780              783,900                     783,900
Mobile Mini, Inc.,
9.50%, 07/01/13                            350                         350              385,000                     385,000
NationsRent, Inc.,
9.50%, 10/15/10 (c)                        525                         525              564,375                     564,375
United Rentals, Inc., Series B,
10.75%, 04/15/08                         1,100        275            1,375            1,237,500      309,375      1,546,875
Williams Scotsman, Inc.,
9.875%, 06/01/07                           950                         950              961,875                     961,875
                                         3,705        275            3,980            3,932,650      309,375      4,242,025

Food & Beverages--3.5%
Burns Philp Capital
Property, Ltd.,
9.75%, 07/15/12 (c)                      1,325        310            1,635            1,417,750      331,700      1,749,450
Chiquita Brands
International, Inc.,
10.56%, 03/15/09                         1,055        275            1,330            1,168,413      304,562      1,472,975
Dole Foods Co., Inc.,
8.875%, 03/15/11                                      275              275                           301,813        301,813
Le-Natures, Inc.,
9.00%, 06/15/13 (c)                        675                         675              712,125                     712,125
Merisant Co.,
9.50%, 07/15/13 (c)                      1,015        225            1,240            1,080,975      239,625      1,320,600
Reddy Ice Group, Inc.,
8.875%, 08/01/11 (c)                       250                         250              265,000                     265,000
                                         4,320      1,085            5,405            4,644,263    1,177,700      5,821,963
Food Processing--0.5%
La Quinta Properties, Inc.,
8.875%, 03/15/11                                      275              275                           304,219        304,219
LNR Property Corp.,
7.25%, 10/15/13 (c)                                   275              275                           279,813        279,813
Vertis, Inc., Series B,
10.875%, 06/15/09                                     275              275                           292,187        292,187
                                                      825              825                           876,219        876,219
Forest & Paper Products--4.7%
Blue Ridge Paper Product, Inc.,
9.50%, 12/15/08 (c)                        300                         300              300,000                     300,000
Bowater, Inc.,
6.50%, 06/15/13                          1,300                       1,300            1,261,659                   1,261,659
Caraustar Industries, Inc.,
9.875%, 04/01/11                         1,055        275            1,330            1,139,400      297,000      1,436,400
Georgia-Pacific Corp.,
9.50%, 12/01/11                            500        275              775              580,000      313,500        893,500
Kappa Beheer BV,
10.625%, 07/15/09                          870        445            1,315              930,900      498,017      1,428,917
Smurfit Capital Funding PLC,
7.50%, 11/20/25                          1,055        705            1,760            1,027,306      686,494      1,713,800
Tembec Industries, Inc.,
8.50%, 02/01/11                            750                         750              776,250                     776,250
                                         5,830      1,700            7,530            6,015,515    1,795,011      7,810,526

Gaming--4.2%
Majestic Star Casino LLC,
9.50%, 10/15/10 (c)                      1,000                       1,000            1,025,000                   1,025,000
Mandalay Resort Group:
9.375%, 02/15/10 (k)                       590        445            1,035              687,350      518,425      1,205,775
Series B, 10.25%, 08/01/07                 655                         655              756,525                     756,525
Sun International Hotels, Ltd.,
8.875%, 08/15/11                           715        275              990              781,138      300,437      1,081,575
Venetian Casino Resort LLC,
11.00%, 06/15/10                         1,000        275            1,275            1,160,000      319,000      1,479,000
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09                          305        200              505              323,300      212,000        535,300
Wynn Las Vegas LLC,
12.00%, 11/01/10                           825                         825              971,437                     971,437
                                         5,090      1,195            6,285            5,704,750    1,349,862      7,054,612

Gas Distribution--0.8%
Ferrellgas Partners LP,
8.75%, 06/15/12                            865                         865              951,500                     951,500
Suburban Propane Partners LP,
6.875%, 12/15/13 (c)                       450                         450              454,500                     454,500
                                         1,315         -             1,315            1,406,000                   1,406,000

Health Services--2.8%
Fresenius Medical
Capital Trust,
7.875%, 02/01/08                           970        150            1,120            1,028,200      159,000      1,187,200
HEALTHSOUTH Corp.,
7.00%, 06/15/08                                       300              300                           279,750        279,750
Quintiles Transnational
Corp.,
10.00%, 10/01/13 (c)                       650        125              775              702,000      135,000        837,000
Service Corp. International,
6.875%, 10/01/07                         1,360        275            1,635            1,407,600      284,625      1,692,225
Tenet Healthcare Corp.,
7.375%, 02/01/13                                      250              250                           251,250        251,250
Town Sports International, Inc.,
9.625%, 04/15/11                                      325              325                           347,750        347,750
                                         2,980      1,425            4,405            3,137,800    1,457,375      4,595,175

Hotels--3.4%
Hard Rock Hotel, Inc.,
8.875%, 06/01/13 (c)                                  350              350                           372,750        372,750
Host Marriott LP, Series G,
9.25%, 10/01/07                          1,250        285            1,535            1,396,875      318,487      1,715,362
ITT Corp.,
7.375%, 11/15/15                           750                         750              802,500                     802,500
John Q. Hammons Hotels,
Series B,
8.875%, 05/15/12                           810        275            1,085              893,025      303,188      1,196,213
La Quinta Properties, Inc.,
8.875%, 03/15/11                           500                         500              553,125                     553,125
MeriStar Hospitality Corp.:
9.00%, 01/15/08                            295                         295              308,275                     308,275
9.125%, 01/15/11                           375        275              650              397,500      291,500        689,000
                                         3,980      1,185            5,165            4,351,300    1,285,925      5,637,225

Insurance--1.3%
Crum & Forster
Holdings Corp.,
10.375%, 06/15/13 (c)                      825        275            1,100              916,781      305,594      1,222,375
Leucadia National Corp.,
7.00%, 08/15/13 (c)                        950                         950              950,000                     950,000
                                         1,775        275            2,050            1,866,781      305,594      2,172,375

Leisure--0.8%
Imax Corp.,
9.625%, 12/01/10 (c)                                  100              100                           105,125        105,125
Intrawest Corp.,
7.50%, 10/15/13 (c)                        775                         775              806,000                     806,000
Royal Caribbean Cruises Ltd.,
8.00%, 05/15/10                                       400              400                           436,000        436,000
                                           775        500            1,275              806,000      541,125      1,347,125

Medical Products &
Services--1.4%
Medquest, Inc., Series B,
11.875%, 08/15/12                          635                         635              693,738                     693,738
NDCHealth Corp.,
10.50%, 12/01/12                           760                         760              855,000                     855,000
Sybron Dental
Specialties, Inc.,
8.125%, 06/15/12                           715                         715              777,562                     777,562
                                         2,110         -             2,110            2,326,300                   2,326,300

Metals & Mining--1.6%
Arch Western Resources LLC,
6.75%, 07/01/13 (c)                        675                         675              693,563                     693,563
Peabody Energy Corp.,
Series B,
6.875%, 03/15/13                         1,000                       1,000            1,055,000                   1,055,000
TriMas Corp.,
9.875%, 06/15/12                           140                         140              145,950                     145,950
Wolverine Tube, Inc.,
7.375%, 08/01/08 (c)                       665        225              890              615,125      208,125        823,250
                                         2,480        225            2,705            2,509,638      208,125      2,717,763

Media-Diversified--1.7%
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (h)                 824        544            1,368              979,325      647,060      1,626,385
Vivendi Universal SA,
9.25%, 04/15/10 (c)                      1,025                       1,025            1,214,625                   1,214,625
                                         1,849        544            2,393            2,193,950      647,060      2,841,010

Office Equipment--1.2%
Xerox Capital Europe PLC,
5.875%, 05/15/04                         2,020                       2,020            2,040,200                   2,040,200

Printing & Publishing--4.7%
Dex Media East LLC:
9.875%, 11/15/09                           250                         250              286,250                     286,250
12.125%, 11/15/12                          300                         300              369,000                     369,000
9.875%, 8/15/13(C)                                    100              100                           116,250        116,250
Dex Media West LLC,
8.50%, 08/15/10 (c)                        425                         425              473,344                     473,344
Houghton Mifflin Co.,
9.875%, 02/01/13                           325                         325              357,500                     357,500
Moore North America
Finance, Inc.,
7.875%, 01/15/11 (c)                     1,065                       1,065            1,206,112                   1,206,112
Phoenix Color Corp.,
10.375%, 02/01/09                          515                         515              458,994                     458,994
PRIMEDIA, Inc.,
7.625%, 04/01/08                           565                         565              570,650                     570,650
RH Donnelley Finance Corp.,
10.875%, 12/15/12 (c)                      440                         440              521,950                     521,950
The Sheridan Group,
10.25%, 08/15/11 (c)                                  300              300                           318,375        318,375
Vertis, Inc., Series B,
10.875%, 06/15/09                          740                         740              786,250                     786,250
Von Hoffmann Corp.:
10.25%, 03/15/09                           765        415            1,180              814,725      441,975      1,256,700
10.375%, 05/15/07 (f)                      910        195            1,105              917,962      196,706      1,114,668
                                         6,300      1,010            7,310            6,762,737    1,073,306      7,836,043

Real Estate--2.6%
CBRE Escrow, Inc.,
9.75%, 05/15/10 (c)                                   350              350                           388,500        388,500
Forest City Enterprises,
Inc.,
7.625%, 06/01/15                           425                         425              451,031                     451,031
KB Home,
7.75%, 02/01/10                                       250              250                           265,000        265,000
LNR Property Corp.:
7.25%, 10/15/13 (c)                      1,075                       1,075            1,093,813                   1,093,813
7.625%, 07/15/13                           250                         250              263,125                     263,125
Senior Housing Properties
Trust,
7.875%, 04/15/15                                      275              275                           288,750        288,750
Tanger Properties LP:
7.875%, 10/24/04                           915        215            1,130              948,169      222,794      1,170,963
9.125%, 02/15/08                           400                         400              436,000                     436,000
                                         3,065      1,090            4,155            3,192,138    1,165,044      4,357,182

Restaurants--0.5%
O' Charley's, Inc.,
9.00%, 11/01/13 (c)                        730        150              880              733,650      150,750        884,400

Retail--4.3%
General Nutrition Center,
Inc.,
8.50%, 12/01/10 (c)                                   100              100                           102,500        102,500
NBC Acquisition Corp.,
10.75%, 02/15/09 (h)                       810        600            1,410              841,387      623,250      1,464,637
Phillips-Van Heusen Corp.,
8.125%, 05/01/13                                      325              325                           345,312        345,312
Rite Aid Corp.,
11.25%, 07/01/08                         1,055        275            1,330            1,176,325      306,625      1,482,950
Saks, Inc.,
9.875%, 10/01/11                           975        275            1,250            1,160,250      327,250      1,487,500
ShopKo Stores, Inc.,
9.25%, 03/15/22                            910                         910              864,500                     864,500
Toys "R" Us, Inc.,
7.875%, 04/15/13                         1,050        275            1,325            1,125,662      294,816      1,420,478
                                         4,800      1,850            6,650            5,168,124    1,999,753      7,167,877

Shipping--1.4%
CP Ships, Ltd.,
10.375%, 07/15/12                          615        375              990              713,400      435,000      1,148,400
Ship Finance International,
Ltd.,
8.50%, 12/15/13 (c)                      1,000        225            1,225              990,000      222,750      1,212,750
                                         1,615        600            2,215            1,703,400      657,750      2,361,150

Steel--0.9%
Armco, Inc.,
9.00%, 09/15/07                            200        250              450              177,500      221,875        399,375
United States Steel Corp.,
9.75%, 05/15/10                            275         75              350              309,375       84,375        393,750
United States Steel LLC,
10.75%, 08/01/08                           435        125              560              508,950      146,250        655,200
                                           910        450            1,360              995,825      452,500      1,448,325

Support Services--0.4%
Coinmach Corp.,
9.00%, 02/01/10                            640                         640              694,400                     694,400

Telecommunications--4.0%
ACC Escrow Corp.,
10.00%, 08/01/11 (c)                       625                         625              696,875                     696,875
Alamosa Delaware, Inc.,
0.00%, 07/31/09 (h)                      1,130                       1,130            1,017,000                   1,017,000
AT&T Wireless Services,
Inc.,
8.125%, 05/01/12                           830                         830              973,201                     973,201
FairPoint Communications,
Inc.,
11.875%, 03/01/10                          500        475              975              582,500      553,375      1,135,875
Qwest Services Corp.,
13.50%, 12/15/10 (c)                       500        310              810              607,500      376,650        984,150
Rogers Wireless, Inc.,
9.625%, 05/01/11                           850        150            1,000            1,015,750      179,250      1,195,000
Telus Corp.,
8.00%, 06/01/11                            500                         500              584,644                     584,644
                                         4,935        935            5,870            5,477,470    1,109,275      6,586,745

Tobacco--0.9%
DIMON, Inc.,
7.75%, 06/01/13 (c)                      1,075        350            1,425            1,107,250      360,500      1,467,750

Transportation--1.7%
Evergreen International
Aviation, Inc.,
12.00%, 05/15/10 (c)                                  155              155                           128,844        128,844
Kansas City Southern
Railway Co.,
7.50%, 06/15/09                          1,185        275            1,460            1,214,625      281,875      1,496,500
Laidlaw International, Inc.,
10.75%, 06/15/11 (c)                       800        275            1,075              904,000      310,750      1,214,750
                                         1,985        705            2,690            2,118,625      721,469      2,840,094

Utilities--5.3%
AES Corp.:
8.75%, 05/15/13 (c)                        500        150              650              558,750      167,625        726,375
8.875%, 02/15/11                           485                         485              528,650                     528,650
9.375%, 09/15/10                           195        125              320              216,206      138,594        354,800
Alliant Energy Resources, Inc.,
9.75%, 01/15/13                            500                         500              649,203                     649,203
Calpine Corp.,
7.875%, 04/01/08                         1,220                       1,220              951,600                     951,600
MSW Energy Holdings LLC:
7.375%, 09/01/10 (c)                       150        275              425              156,750      287,375        444,125
8.50%, 09/01/10 (c)                      1,195                       1,195            1,302,550                   1,302,550
NRG Energy, Inc.,
8.00%, 12/15/13 (c)                        550                         550              578,187                     578,187
PG&E Corp.,
6.875%, 07/15/08 (c)                       475                         475              514,188                     514,188
Reliant Energy Resources
Corp., Series B,
8.125%, 07/15/05                           750                         750              801,028                     801,028
Reliant Resources, Inc.,
9.25%, 07/15/10 (c)                        775                         775              821,500                     821,500
TXU Corp., Series J,
6.375%, 06/15/06                           750                         750              793,125                     793,125
Williams Cos., Inc., Series A,
6.75%, 01/15/06 (f)                                   325              325                           336,375        336,375
                                         7,545        875            8,420            7,871,737      929,969      8,801,706
Total Corporate Bonds
(Identified cost $142,782,990)                                                      124,445,874   29,030,635    153,476,509

U.S. Government and Agency
Obligations---2.7%
Federal National  Mortgage Association,
1.0525%, 03/01/04 (k)
(Identified cost $4,492,125)                        4,500            4,500                         4,492,125      4,492,125

Foreign Government Obligations--0.9%
Government of Namibia
12.00%, 01/15/10                                      200              200                            31,010         31,010
Hungary Government Bond,
7.00%, 08/12/05                                    49,040           49,040                           223,796        223,796
Israel Government Bonds:
7.00%, 03/31/06                                       235              235                            55,481         55,481
9.00%, 06/29/07                                       390              390                            98,436         98,436
Mexico Bonos Bond Unit,
9.00%, 07/09/09                                     1,963            1,963                           187,299        187,299
Poland Government Bond:
8.50%, 05/12/06                                       155              155                            43,564         43,564
8.50%, 11/12/06                                     1,610            1,610                           454,451        454,451
Republic of Colombia,
11.375%, 01/31/08                                      71               71                           102,183        102,183
Republic of Slovenia,
7.75%, 02/24/06                                    31,560           31,560                           176,972        176,972
SCJ Uganda Treasury Bill Linked
Deposit,
19.50%, 03/11/04                                  120,417          120,417                            61,412         61,412
(Identified cost $1,339,875)                      205,641          205,641                         1,434,604      1,434,604

Structured Notes--0.1%
Citigroup TES Linked Deposit,
15.00%, 03/15/07                                       88               88                            95,154         95,154
(Identified cost $88,007)

Convertible Bond--0.2%
Energy--0.2%
Hanover Compressor Co.,
4.75%, 03/15/08
(Identified cost $304,967)                 350                         350              314,006                     314,006

                                                               Shares
                                              ------------------------------------------------
Preferred Stocks--1.4%
Broadcasting--1.1%
Paxson Communications Corp. (a)            170         34              204            1,568,855      317,090      1,885,945

Telecommunications--0.3%
Alamosa Holdings, Inc., Series B (a)     1,422                       1,422              455,040                     455,040

Total Preferred Stocks
(Identified cost $1,815,174)

Warrants--0.0%
Cable Television--0.0%
Ono Finance PLC, 03/16/11 (a),(c),(e)      470                         470                    5                           5
Ono Finance PLC, 05/31/09 (a),(c),(e)      500                         500                    5                           5
                                           970                         970                   10                          10

Retail--0.0%
Travelcenters of America, Inc.,
05/01/09 (a),(c), (e)                      810                         810                    8                           8
Travelcenters of America, Inc.,
05/01/09 (a), (e)                          720        245              965                    7            2              9
                                         1,530        245            1,775                   15            2             17

Total Warrants                           2,500        245            2,745                   25            2             27
(Identified cost $74,226)

Repurchase Agreement--1.0%                        Principal Amount
                                              ------------------------------------
State Street Bank and Trust Co., 0.78%,
01/02/04, (Dated 12/31/03, collateralized
by $725,000 and $460,000, respectively,
United States Treasury Bond, 12.00%,
08/15/13, with a value of $1,033,351
and $655,644, respectively)

(Identified cost $1,650,000)             1,010        640            1,650            1,010,000      640,000      1,650,000

Total Investments--98.2%
(Identified cost $117,475,150
and $35,072,213,respectively) (b)                                                   127,793,800   36,009,610    163,803,410
Cash and Other Assets in Excess
of Liabilities--1.8%                                                                  2,959,816       97,120      3,056,936

Net Assets--100%                                                                    130,753,616   36,106,730    166,860,346

(a) Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

                                                    Aggregate Gross         Aggregate Gross
                                                       Unrealized             Unrealized           Net Unrealized
        Portfolio             Aggregate Cost          Appreciation           Depreciation           Appreciation
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
High Yield                   $ 117,564,828           $  11,991,122          $   1,762,150          $  10,228,972
Global High Yield               35,088,324               2,593,134              1,671,848                921,286

(c) Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers."

(e) Date shown is the expiration date.

(f) Variable rate security. Interest rate shown is the rate in effect at December 31, 2003.

(g) Issue in default.

(h) Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2003, which may step up at a future date.

(j) Bankrupt security valued at zero.

(k) Segregated security for forward foreign currency contracts and/or forward roll transactions.

See notes to pro forma financial statements.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
December 31, 2003
                                                                   Lazard High      Lazard Global                Lazard High
                                                                   Yield            High Yield                   Yield Pro-forma
                                                                   Portfolio        Portfolio     Adjustments    Combined
ASSETS                                                            --------------    ------------  -----------    ---------------
Investments in Securities, at value                               $ 127,793,800       $36,009,610                $ 163,803,410
Cash                                                                        354               249                          603
Receivables for:
   Dividends and interest                                             2,653,937           679,430                    3,333,367
   Capital stock sold                                                   413,586             5,882                      419,468
   Gross appreciation on foreign currency contracts                           -           180,230                      180,230
                                                                  --------------     -------------                -------------
Total assets                                                        130,861,677        36,875,401                  167,737,078
                                                                  --------------     -------------                -------------

LIABILITIES
Payables for:
   Dividends payable                                                     26,465           258,348                      284,813
   Gross depreciation on foreign currency contracts                           -           464,632                      464,632
Management fees payable                                                  55,162            22,864                       78,026
Accrued directors' fee payable                                              517               135                          652
Accrued distribution fee payable                                            545               848                        1,393
Accrued merger expenses                                                                                 70,000          70,000
Other accrued expenses and payables                                      25,372            21,844                       47,216
                                                                  --------------     -------------                -------------
Total liabilities                                                       108,061          768,671        70,000         946,732
                                                                  --------------     -------------                -------------
Net assets                                                        $ 130,753,616       $36,106,730     $(70,000)  $ 166,790,346
                                                                  ==============     =============                =============
NET ASSETS
Paid in capital                                                   $ 174,859,239      $114,802,257                $ 289,661,496
Undistributed (distributions in excess of) investment income-net       (193,001)           94,069                      (98,932)
Unrealized appreciation (depreciation) on:
   Investments-net                                                   10,318,650           937,397                   11,256,047
   Foreign currency-net                                                       -          (279,749)                    (279,749)
Accumlated undistributed realized gain (loss)-net                   (54,231,272)      (79,447,244)                (133,678,516)
                                                                  --------------     -------------                -------------
Net assets                                                        $ 130,753,616       $36,106,730                $ 166,860,346
                                                                  ==============     =============                =============
Institutional Shares
Net assets                                                        $ 127,764,982       $32,071,928                $ 159,836,910
Shares of capital stock outstanding*                                 23,663,851         4,144,661    1,795,506      29,604,018
Net asset value, offering and redemption price per share                 $ 5.40            $ 7.74                       $ 5.40
Open Shares
Net assets                                                          $ 2,988,634       $ 4,034,802                  $ 7,023,436
Shares of capital stock outstanding*                                    551,822           519,704      225,283       1,296,809
Net asset value, offering and redemption price per share                 $ 5.42            $ 7.76                       $ 5.42
Cost of investments in securities                                 $ 117,475,150       $35,072,213                $ 152,547,363

See notes to pro forma financial statements.

Statements of Operations
For the year ended December 31, 2003
                                                              Lazard        Lazard Global                  Lazard High
                                                             High Yield     High Yield                     Yield Portfolio
                                                             Portfolio      Portfolio       Adjustments   Pro-Forma Combined
                                                           -----------------------------------------------------------------
INVESTMENT INCOME
Income:
Interest                                                    $ 10,159,135     $ 3,834,941                      $ 13,994,076
Dividends                                                        280,904          93,452                           374,356
                                                            --------------------------------------------  ------------------
Total investment income*                                      10,440,039       3,928,393             -          14,368,432
                                                            --------------------------------------------  ------------------
Expenses:
Management Fees                                                $ 850,907       $ 438,737                       $ 1,289,644
Administration Fees                                               67,794          56,821       (52,725) (a)         71,890
Distribution Fees                                                  3,694          10,025                            13,719
Custodian Fees                                                    89,145          98,720       (35,700) (a)        152,165
Professional Services                                             42,496          40,515       (11,000) (a)         72,011
Registration Fees                                                 23,749          26,367       (20,000) (a)         30,116
Shareholders' services                                            47,859          52,235       (44,000) (a)         56,094
Directors' fees and expenses                                       7,422           3,922                            11,344
Shareholders' reports                                              1,564           4,355                             5,919
Other                                                              7,947           5,548                            13,495
                                                            --------------------------------------------  ------------------
Gross expenses                                                 1,142,577         737,245      (163,425)          1,716,397
Management Fees Waived/Expense Reimbursement                    (287,151)           (874)                         (288,025)
                                                            --------------------------------------------  ------------------
                                                                 855,426         736,371      (163,425)          1,428,372
                                                            --------------------------------------------  ------------------
Investment income-net                                          9,584,613       3,192,022       163,425          12,940,060
                                                            --------------------------------------------  ------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Realized gain (loss) on investments                             (604,131)        742,706
Change in net unrealized appreciation on investments          14,854,034       4,570,740
                                                            --------------------------------------------  ------------------
Realized and unrealized gain (loss) on investments            14,249,903       5,313,446             -                   -
                                                            --------------------------------------------  ------------------
Net increase in net assets resulting from operations        $ 23,834,516     $ 8,505,468     $ 163,425        $ 12,940,060
                                                            ============================================  ==================
Net of foreign withholding taxes                                   -         $     1,267             -        $      1,267
                                                            ============================================  ==================

(a) Reflects anticipated savings as a result of the merger.

See notes to pro forma financial statements.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1           Basis of Merger

          The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved, subject to shareholder approval, a Plan of Reorganization (the "Plan") by the Fund on behalf of Lazard Global High Yield Portfolio ("Global High Yield Portfolio") and Lazard High Yield Portfolio ("High Yield Portfolio"). The Plan provides for the transfer of all of the assets of Global High Yield Portfolio, subject to its liabilities, to High Yield Portfolio in a tax-free exchange for shares of High Yield Portfolio and the distribution of such shares to the shareholders of Global High Yield Portfolio (the "Exchange"). The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Portfolios at December 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the portfolio for the twelve months ended December 31, 2003. These statements have been derived from the books and records of the Fund and the Portfolio utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year for both Portfolios is December 31.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Portfolios included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on December 31, 2003. Following the Exchange, High Yield Portfolio will be the accounting survivor.

           It is anticipated that the emerging markets investments of Global High Yield Portfolio will be sold prior to the Exchange.

NOTE 2           Portfolio Valuation

           Market values for securities listed on the New York Stock Exchange ("NYSE"), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the last quoted bid price.

          Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

NOTE 3          Capital Shares

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of each class of Global High Yield Portfolio at December 31, 2003 by the net asset value per share of the corresponding class of High Yield Portfolio on December 31, 2003.

NOTE 4          Pro Forma Operating Expenses

          The accompanying pro forma financial statements reflect changes in expenses of High Yield Portfolio as if the Exchange was consummated on December 31, 2003. While it is anticipated that there will be an elimination of certain duplicative expenses as a result of this Exchange, the actual amount of such future expenses is impossible to predict.

NOTE 5          Federal Income Taxes

          If the Exchange is consummated, High Yield Portfolio would seek to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all its taxable income, including any realized net capital gains, to shareholders, thereby relieving High Yield Portfolio from all, or substantially all, federal income taxes.

          The identified cost of investments for the Portfolios is substantially the same for both accounting and tax purposes. The tax cost of investments will remain unchanged after the Exchange.